UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 24, 2008
NATIONAL CITY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-10074	No. 34-1111088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 East Ninth Street Cleveland, Ohio	44114-3484

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (216) 222-2000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.
     On October 24, 2008, National City Corporation (“National City”) and PNC Financial Services Group, Inc (“PNC”) issued a news release (the “Merger News Release”) announcing that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, among other things, the merger of National City and PNC (the “Merger”). The Merger Agreement has been unanimously approved by the boards of directors of National City and PNC and is subject to customary closing conditions, including the approval of regulators and the stockholders of National City and PNC. A copy of the Merger News Release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item 7.01.
Item 8.01.  Other Events.
     A copy of the Merger News Release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item 8.01.
Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	The Merger News Release.

     This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, with respect to each of National City, PNC and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of National City or PNC, including, without limitation, (i) statements relating to the benefits of the Merger, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of National City’s and/or PNC’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond National City’s and PNC’s control). Actual results may differ from those set forth in the forward-looking statements.
     The following factors, among others, could cause National City’s or PNC’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of National City and/or PNC in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of National City’s [or PNC’s] shareholders to approve the Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which National City and/or PNC conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on National City’s and/or PNC’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on National City’s brokerage and capital markets activities; (12) the timely development of competitive new products and services by National City or PNC and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by National City or PNC; (14) the willingness of customers to substitute competitors’ products and services for National City’s or PNC’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) changes in consumer spending and saving habits; (18) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (19) the growth and profitability of National City’s and/or PNC’s non-interest or fee income being less than expected; (20) unanticipated regulatory or judicial proceedings or rulings; (21) the impact of changes in accounting principles; (22) adverse changes in financial performance and/or condition of National City’s and/or PNC’s borrowers which could impact repayment of such borrowers’ outstanding loans; (23) the impact on National City and/or PNC’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (24) National City’s and/or PNC’s success at managing the risks involved in the foregoing. National City cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning National City, PNC, the Merger, or other matters and attributable to National City or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. National City does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.
     The proposed Merger will be submitted to National City’s [and PNC’s] shareholders for their consideration. PNC will file a registration statement with the SEC, which will include a proxy statement/prospectus, and each of National City and PNC may file other relevant documents concerning the proposed Merger. Shareholders and other investors are urged to read the registration statement and the proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You will be able to obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about National City and PNC, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, www.nationalcity.com/investorrelations and www.pnc.com/secfilings. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to

Jill Hennessey, National City Corporation, Senior Vice President, Investor Relations, Department 2229, P.O. Box 5756, Cleveland, OH 44101-0756, (800) 622-4204; or to PNC Financial Services Group, Inc, Shareholder Relations at (800) 843-2206 or via e-mail at investor.relations@pnc.com.
     National City and PNC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of National City in connection with the proposed Merger. Information about the directors and executive officers of National City is set forth in the proxy statement for National City 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 7, 2008. Information about the directors and executive officers of PNC is set forth in the proxy statement for PNC’s 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CITY CORPORATION (Registrant)
By:	/s/ Carlton E. Langer
	Name:	Carlton E. Langer
	Title:	Senior Vice President and Assistant General Counsel

Dated:  October 24, 2008

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